CONSOLIDATED BALANCE SHEETS - USD ($)	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
CURRENT ASSETS:
Cash	$ 2,887,229	$ 2,470,694	$ 1,056,799
Accounts receivable, net	411,689	336,267	236,281
Prepaid expenses	160,000	12,500	13,116
Total current assets	3,458,918	2,819,461	1,306,196
Property and equipment, net	16,291	21,870	44,632
Goodwill	11,484,251	11,484,251	11,484,251
Total assets	14,959,460	14,325,582	12,835,079
CURRENT LIABILITIES:
Accounts payable	481,114	410,434	303,546
Accrued expenses	29,571	42,080	33,258
Deferred revenue	155,689	146,859	256,255
Total current liabilities	666,374	599,373	593,059
Total liabilities	666,374	599,373	593,059
STOCKHOLDERS' EQUITY
Common stock	1	1	1
Additional paid-in capital	25,687,902	25,715,318	27,211,740
Retained Earnings (accumulated deficit)	(11,394,817)	(11,989,110)	(14,969,721)
Total stockholders' equity	14,293,086	13,726,209	12,242,020
Total liabilities and stockholders' equity	$ 14,959,460	$ 14,325,582	$ 12,835,079